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                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITOR




We consent to the incorporation by reference in this Registration Statement of Eltrax Systems, Inc. (Eltrax) on Form S-8 of our report dated March 26, 1999 appearing in Eltrax's Current Report on Form 8-K dated March 25, 1999.


                                             /s/ Crowe, Chizek and Company LLP

                                                 Crowe, Chizek and Company LLP


Columbus Ohio
June 8, 1999